                                                                    Exhibit 99.2

                                                               NEWS

[FRB LOGO]
                                                      BOSTON PROPERTIES, INC.
                                                      111 HUNTINGTON AVENUE
                                                      BOSTON, MA 02199
                                                      (NYSE: BXP)


AT THE COMPANY                    AT FRB/WEBER SHANDWICK
Douglas T. Linde                  Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer           Suzie Pileggi - Media (212) 445-8170
(617) 236-3300

FOR IMMEDIATE RELEASE:
April 22, 2003

          BOSTON PROPERTIES, INC. ANNOUNCES FIRST QUARTER 2003 RESULTS

  REPORTS DILUTED FFO PER SHARE OF $1.03         REPORTS DILUTED EPS OF $1.91

BOSTON, MA, APRIL 22, 2003 - BOSTON PROPERTIES, INC. (NYSE: BXP), a real estate investment trust, today reported results for the first quarter ended March 31, 2003.

Funds from Operations (FFO) for the quarter ended March 31, 2003 were $102.7 million, or $1.07 per share basic and $1.03 per share diluted before an accounting charge related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This compares to FFO of $88.9 million, or $0.98 per share basic and $0.93 per share diluted for the quarter ended March 31, 2002. This represents a 10.8% quarter to quarter increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 95,733,238 and 105,954,957, respectively, for the quarter ended March 31, 2003 and 90,932,427 and 105,767,653, respectively, for the same quarter last year.

Net income available to common shareholders per share (EPS) for the quarter ended March 31, 2003 was $1.93 basic and $1.91 on a diluted basis. This includes $1.31 per share, on a diluted basis, related to net gains on sales of properties. EPS for the first quarter 2002 was $0.60 on a diluted basis. This includes $0.06 per share, on a diluted basis, related to net gains on sales of properties. Excluding the net gains on sales of properties this represents an 11.1% quarter to quarter increase in diluted EPS.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended March 31, 2003. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of March 31, 2003, the Company's portfolio consisted of 139 properties comprising more than 40.9 million square feet, including five properties under development totaling 2.5 million square feet. The overall leasing rate for the properties in service as of March 31, 2003 was 93.0%.

As reported in our proxy statement the Company is proposing to expand the number of Independent Directors on its Board through the nomination of three new directors:

     o Lawrence S. Bacow is the President of and a Director for Tufts University. He previously served as Chancellor of the Massachusetts Institute of Technology.

     o William M. Daley is the President of SBC Communications, Inc. He served as United States Secretary of Commerce from January 1997 to July 2000 and as Chairman of the 2000 presidential election campaign of Vice President Al Gore.

     o David A. Twardock is the President and Chief Executive Officer of Prudential Mortgage Capital Company, LLC, the real estate affiliate of Prudential Financial, Inc.

Ivan G. Seidenberg has decided not to stand for reelection as director due to his commitments as president and CEO of Verizon Communications.

Significant events of the first quarter include:

     o The Company's Operating Partnership closed on the following private offerings in reliance on Rule 144A: On January 17, 2003, $175.0 million senior unsecured notes due 2013, yielding 6.28% and on March 18, 2003, $300.0 million senior unsecured notes due 2015, yielding 5.636%.

     o The Company sold the following assets: The Candler Building in Baltimore, Maryland for $63.1 million ($117 psf) on January 28, 2003; 875 Third Avenue in New York City for $370.1 million ($520 psf) on February 4, 2003; and 2300 N Street in Washington, D.C. for $122.0 million ($422 psf) on March 18, 2003.

     o In connection with the above transactions, the Company used the net proceeds to pay off the following secured and unsecured indebtedness:


               Date                               Debt                     Amount
     --------------------   -----------------------------------        ----------------
                                                                        (in thousands)
     January 17, 2003       Unsecured Bridge Loan*                           $ 105,683
     January 17, 2003       Quorum Office Park                                  28,756
     January 17, 2003       Orbital Sciences, Phase II                          23,590
     January 17, 2003       302 Carnegie Center                                  7,594
     January 28, 2003       Waltham Weston Corporate Center                     45,000
     January 28, 2003       40 Shattuck Road                                    15,939
     February 4, 2003       111 Huntington Avenue                              203,000
     February 4, 2003       875 Third Avenue                                   146,902
     March 18, 2003         2300 N Street                                       66,000
                                                                       ----------------
                                                                             $ 642,464
                                                                       ================

        * Incurred in connection with the acquisition of 399 Park Avenue

     o The Company extended its $605.0 million unsecured revolving credit agreement for a three-year term expiring on January 17, 2006 with a one-year extension provision. The interest rate on borrowings has been reduced from LIBOR + 1.45% to LIBOR + 0.70%, subject to adjustment in the event of a change in the Company's Operating Partnership's unsecured debt ratings.

     o The Company leased 206,958 square feet of space at Times Square Tower in New York City to the law firm O'Melveny & Myers. The firm will be relocating from Citigroup Center and its other space in New York City. Times Square Tower is a 47-story, approximately 1.2 million square foot office tower in Times Square, New York City that the Company expects to complete by the first quarter of 2004. This project is now approximately 17% pre-leased.

     o The Company placed-in-service its Waltham Weston Corporate Center development project, a 304,050 square foot office property in Waltham, Massachusetts. This project is 43.1% leased.

     o The Company issued restricted stock awards as the primary form of long-term incentive compensation primarily for officer level employees and has included the related expense as a charge against earnings over the vesting period.

     Transactions completed subsequent to March 31, 2003:

     o The Company used the net proceeds from its Operating Partnership's $300.0 million offering of senior unsecured notes, a draw of approximately $139.7 million from its unsecured line of credit and other excess available funds to:

               o Refinance its mortgage loan secured by the Five Times Square property in New York City totaling $376.7 million on April 14, 2003.

               o Repay the Shaw's Supermarket mortgage loan secured by the property at the Prudential Center in Boston totaling $21.5 million on April 1, 2003.

               o Acquire the remaining 50% outside interest in its Discovery Square joint venture on April 1, 2003 for cash of $18.3 million and the assumption of the mortgage debt on the property of approximately $32.4 million. Subsequent to the acquisition, the Company repaid in full the mortgage debt on the property totaling $64.7 million.

Boston Properties will host a conference call tomorrow, April 23, 2003 at 10:00 AM (Eastern Time), open to the general public, to discuss the results of this year's first quarter. The number to call for this interactive teleconference is
(800) 374-1372. A replay of the conference call will be available through April 30, 2003 by dialing (800) 642-1687 and entering the passcode 9637741. An audio-webcast will be archived and can be accessed at WWW.BOSTONPROPERTIES.COM in the Investor section under the header AUDIO ARCHIVE.

Additionally, a copy of Boston Properties' first quarter 2003 "Supplemental Operating and Financial Data" and this press release are available on the Investor section of the Company's website at WWW.BOSTONPROPERTIES.COM. These materials are also available by contacting Investor Relations at 617-236-3322 or by written request to:

         Investor Relations
         Boston Properties, Inc.
         111 Huntington Avenue, Suite 300
         Boston, MA 02199-7610

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, D.C. and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Financial tables follow.

                             BOSTON PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                      THREE MONTHS ENDED
                                                                                                            MARCH 31,
                                                                                              -------------------------------------
                                                                                                   2003                 2002
                                                                                              ----------------     ----------------
                                                                                                  (UNAUDITED AND IN THOUSANDS,
                                                                                                  EXCEPT FOR PER SHARE AMOUNTS)
   Revenue
       Rental:
           Base rent                                                                                 $247,353             $218,017
           Recoveries from tenants                                                                     39,881               32,976
           Parking and other                                                                           14,195               12,096
                                                                                              ----------------     ----------------
               Total rental revenue                                                                   301,429              263,089
       Hotel revenue                                                                                   13,246                    -
       Development and management services                                                              4,590                3,698
       Interest and other                                                                                 415                1,272
                                                                                              ----------------     ----------------
               Total revenue                                                                          319,680              268,059
                                                                                              ----------------     ----------------

   Expenses
       Operating
           Rental                                                                                      99,102               86,298
           Hotel                                                                                       11,171                    -
       General and administrative                                                                      11,399               11,069
       Interest                                                                                        73,645               60,815
       Depreciation and amortization                                                                   49,824               41,550
       Net derivative losses                                                                              932                  303
       Loss from early extinguishment of debt                                                           1,474                    -
       Loss on investments in securities                                                                    -                4,297
                                                                                              ----------------     ----------------
               Total expenses                                                                         247,547              204,332
                                                                                              ----------------     ----------------
   Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gain on
       sale of real estate, discontinued  operations and preferred dividend                            72,133               63,727
   Minority interests in property partnerships                                                            397                  471
   Income from unconsolidated joint ventures                                                            2,658                1,682
                                                                                              ----------------     ----------------
   Income before minority interest in Operating Partnership, gain on sale of real estate,
       discontinued operations and preferred dividend                                                  75,188               65,880
   Minority interest in Operating Partnership                                                         (18,523)             (17,818)
                                                                                              ----------------     ----------------
   Income before gain on sale of real estate, discontinued operations and preferred dividend           56,665               48,062
   Gain on sale of real estate, net of minority interest                                               52,912                    -
                                                                                              ----------------     ----------------
   Income before discontinued operations and preferred dividend                                       109,577               48,062
   Discontinued Operations:
       Income from discontinued operations, net of minority interest                                    1,940                3,106
       Gains on sales of real estate from discontinued operations, net of minority interest            73,528                5,840
                                                                                              ----------------     ----------------
   Income before preferred dividend                                                                   185,045               57,008
   Preferred dividend                                                                                       -               (1,643)
                                                                                              ----------------     ----------------
   Net income available to common shareholders                                                       $185,045             $ 55,365
                                                                                              ================     ================

   Basic earnings per share:
       Income available to common shareholders before discontinued operations                          $ 1.14               $ 0.51
       Discontinued operations, net of minority interest                                                 0.79                 0.10
                                                                                              ----------------     ----------------
       Net income available to common shareholders                                                     $ 1.93               $ 0.61
                                                                                              ================     ================

       Weighted average number of common shares outstanding                                            95,733               90,932
                                                                                              ================     ================

   Diluted earnings per share:
       Income available to common shareholders before discontinued operations                          $ 1.13               $ 0.50
       Discontinued operations, net of minority interest                                                 0.78                 0.10
                                                                                              ----------------     ----------------
       Net income available to common shareholders                                                     $ 1.91               $ 0.60
                                                                                              ================     ================
       Weighted average number of common and common
           equivalent shares outstanding                                                               96,755               92,783
                                                                                              ================     ================

                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                           MARCH 31,            DECEMBER 31,
                                                                                             2003                   2002
                                                                                     --------------------   --------------------
                                                                                       (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)
                                                                                         (UNAUDITED)
                                     ASSETS
Real estate                                                                                  $ 7,745,475            $ 7,781,684
Development in progress                                                                          418,798                448,576
Land held for future development                                                                 216,537                215,866
Real estate held for sale, net                                                                         -                224,585
      Less: accumulated depreciation                                                            (846,002)              (822,933)
                                                                                     --------------------   --------------------
             Total real estate                                                                 7,534,808              7,847,778

Cash and cash equivalents                                                                        384,418                 55,275
Cash held in escrows                                                                              20,804                 41,906
Tenant and other receivables, net                                                                 23,193                 20,458
Accrued rental income, net                                                                       148,034                165,321
Deferred charges, net                                                                            165,559                176,545
Prepaid expenses and other assets                                                                 30,144                 18,015
Investments in unconsolidated joint ventures                                                     101,794                101,905
                                                                                     --------------------   --------------------
           Total assets                                                                      $ 8,408,754            $ 8,427,203
                                                                                     ====================   ====================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
      Mortgage notes payable                                                                 $ 3,758,406            $ 4,267,119
      Unsecured senior notes, net of discount                                                  1,221,707                747,375
      Unsecured bridge loan                                                                            -                105,683
      Unsecured line of credit                                                                         -                 27,043
      Accounts payable and accrued expenses                                                       63,319                 73,846
      Dividends and distributions payable                                                         81,128                 81,226
      Interest rate contracts                                                                     13,663                 14,514
      Accrued interest payable                                                                    37,534                 25,141
      Other liabilities                                                                           63,992                 81,085
                                                                                     --------------------   --------------------
           Total liabilities                                                                   5,239,749              5,423,032
                                                                                     --------------------   --------------------

Commitments and contingencies                                                                          -                      -
                                                                                     --------------------   --------------------
Minority interests                                                                               860,182                844,581
                                                                                     --------------------   --------------------
Series A Convertible Redeemable Preferred Stock, liquidation
      preference $50.00 per share, 0 shares outstanding in 2003 and 2002                               -                      -
                                                                                     --------------------   --------------------
Stockholders' equity:
      Excess stock, $.01 par value, 150,000,000 shares
           authorized, none issued or outstanding                                                      -                      -
      Common stock, $.01 par value, 250,000,000 shares
           authorized, 96,007,638 and 95,441,890 shares issued and 95,928,738 and
           95,362,990 shares outstanding in 2003 and 2002, respectively                              959                    954
      Additional paid-in capital                                                               2,010,764              1,982,689
      Earnings in excess of dividends                                                            325,114                198,586
      Treasury common stock, at cost                                                              (2,722)                (2,722)
      Unearned compensation                                                                       (8,448)                (2,899)
      Accumulated other comprehensive loss                                                       (16,844)               (17,018)
                                                                                     --------------------   --------------------
           Total stockholders' equity                                                          2,308,823              2,159,590
                                                                                     --------------------   --------------------
                   Total liabilities and stockholders' equity                                $ 8,408,754            $ 8,427,203
                                                                                     ====================   ====================

                             BOSTON PROPERTIES, INC.
                            FUNDS FROM OPERATIONS (1)

                                                                                                       THREE MONTHS ENDED
                                                                                                            MARCH 31,
                                                                                                ---------------------------------
                                                                                                      2003             2002
                                                                                                ----------------  ---------------
                                                                                                  (IN THOUSANDS, EXCEPT FOR PER
                                                                                                           SHARE AMOUNTS)
                                                                                                            (UNAUDITED)
Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating
  Partnership, gain on sale of real estate, discontinued operations
  and preferred dividend                                                                               $ 72,133         $ 63,727

Add:
     Real estate depreciation and amortization                                                           51,791           44,499
     Income from discontinued operations                                                                  2,355            3,801
     Income from unconsolidated joint ventures                                                            2,658            1,682
     Loss from early extinguishment of debt associated with the sale
      of 2300 N Street                                                                                    1,474                -
Less:
     Minority interests in property partnerships' share of funds from operations                           (866)            (719)
     Preferred dividends and distributions                                                               (5,771)          (8,400)
                                                                                                ----------------  ---------------

Funds from operations                                                                                   123,774          104,590

Add (subtract):
     Net derivative losses (SFAS No. 133)                                                                   932              303
     Early surrender lease adjustment (2)                                                                     -            3,927
                                                                                                ----------------  ---------------
Funds from operations before net derivative losses (SFAS No. 133)
     and after early surrender lease adjustment                                                       $ 124,706        $ 108,820
                                                                                                ================  ===============


Funds from operations available to common shareholders before net derivative
     losses (SFAS No. 133) and after early surrender lease adjustment                                 $ 102,735         $ 88,929
                                                                                                ================  ===============


Weighted average shares outstanding - basic                                                              95,733           90,932
                                                                                                ================  ===============
     FFO per share basic before net derivative losses (SFAS No. 133)
          and after early surrender adjustment                                                           $ 1.07           $ 0.98
                                                                                                ================  ===============
     FFO per share basic after net derivative losses (SFAS No. 133)
          and before early surrender lease adjustment                                                    $ 1.07           $ 0.94
                                                                                                ================  ===============

Weighted average shares outstanding - diluted                                                           105,955          105,768
                                                                                                ================  ===============
     FFO per share diluted before net derivative losses (SFAS No. 133)
          and after early surrender lease adjustment                                                     $ 1.03           $ 0.93
                                                                                                ================  ===============
     FFO per share diluted after net derivative losses (SFAS No. 133)
          and before early surrender lease adjustment                                                    $ 1.02           $ 0.90
                                                                                                ================  ===============

     (1) Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment TshsflowsNinEIT"), we calculate Funds from Operations, or "FFO," by adjusting net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. In addition to FFO (as defined by NAREIT), we also disclose FFO after specific supplemental adjustments. Although our FFO as adjusted clearly differs from NAREIT's definition of FFO as well that of other real estate companies, we believe it provides a meaningful presentation of our operating performance. In addition, we believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and ca Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, we make adjustments to FFO, as defined by NAREIT, including net derivative losses and early surrender lease adjustments. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.


     (2)  Represents cash received under contractual obligations.

                             BOSTON PROPERTIES, INC.
                         PORTFOLIO LEASING PERCENTAGES

                                                                                 % LEASED BY LOCATION
                                                          --------------------------------------------------------------
                                                                 MARCH 31, 2003                 DECEMBER 31, 2002
                                                          -----------------------------    -----------------------------
Greater Boston                                                                   89.3%                            91.8%
Greater Washington, D.C.                                                         95.7%                            95.9%
Midtown Manhattan                                                                99.2%                            98.4%
Baltimore, MD                                                                    98.5%                            97.6%
Richmond, VA                                                                     92.1%                            91.8%
Princeton/East Brunswick, NJ                                                     95.0%                            93.3%
Greater San Francisco                                                            85.7%                            87.4%
Bucks County, PA                                                                100.0%                           100.0%
                                                          -----------------------------    -----------------------------
         Total Portfolio                                                         93.0%                            93.9%
                                                          =============================    =============================

                                                                                 % LEASED BY TYPE
                                                          --------------------------------------------------------------
                                                                 MARCH 31, 2003                 DECEMBER 31, 2002
                                                          -----------------------------    -----------------------------
Class A Office Portfolio                                                         93.3%                            94.1%
Office/Technical Portfolio                                                       87.8%                            89.7%
Industrial Portfolio                                                             89.0%                           100.0%
                                                          -----------------------------    -----------------------------
         Total Portfolio                                                         93.0%                            93.9%
                                                          =============================    =============================